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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               The undersigned hereby constitutes and appoints each of David H. Elliott, Richard L. Weill and Louis G. Lenzi as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1996, and any or all amendments thereto, and to file the same, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have set my hand this 20th day of March, 1997.

/s/ Joseph W. Brown, Jr.                         /s/ Freda S. Johnson
--------------------------------                 ----------------------------
Joseph W. Brown, Jr.                             Freda S. Johnson


/s/ David C. Clapp                               /s/ Daniel P. Kearney
--------------------------------                 ----------------------------
David C. Clapp                                   Daniel P. Kearney


/s/ Gary C. Dunton                               /s/ James A. Lebenthal
--------------------------------                 ----------------------------
Gary C. Dunton                                   James A. Lebenthal


/s/ Claire L. Gaudiani                           /s/ Pierre-Henri Richard
--------------------------------                 ----------------------------
Claire L. Gaudiani                               Pierre-Henri Richard


                                                 /s/ John A. Rolls
--------------------------------                 ----------------------------
William H. Gray, III                             John A. Rolls